                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-11(c) Section240.14a-12

                     BITSTREAM INC.
----------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     and 0-11.
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
                                 BITSTREAM INC.
                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           JULY 25, 2000, 10:00 A.M.

    NOTICE IS HEREBY GIVEN to the stockholders of BITSTREAM INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 at 10:00 a.m., Eastern Daylight Time, on
July 25, 2000 for the following purposes:

    1. To elect a board of four (4) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

    2.  To approve and ratify the adoption of the Company's 2000 Stock Plan; and

    3. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

    Only stockholders of record at the close of business on June 12, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

    A copy of the Company's Annual Report for the fiscal year ended December 31, 1999 accompanies this notice.

                                      By Order of the Board of Directors,
                                      /s/ CHARLES YING
                                      CHARLES YING
                                      Chairman of the Board

June 26, 2000

                               RETURN OF PROXIES

    A proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order to secure a quorum, to avoid the expense of additional proxy solicitation and to ensure that your shares will be represented at the Meeting. Your cooperation is greatly appreciated.

                                 BITSTREAM INC.
                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                                PROXY STATEMENT

    The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of Bitstream Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 on
July 25, 2000, at 10:00 a.m., Eastern Daylight Time and at any adjournment or adjournments thereof. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting or by voting in person by ballot at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a Proxy.

    The mailing address of the Company's principal executive office is 215 First Street, Cambridge, Massachusetts 02142, Telephone No. (617) 497-6222. The approximate date on which this Proxy Statement and form of Proxy are first being sent or given to stockholders is on or about June 26, 2000.

                            SOLICITATION OF PROXIES

    The persons named as proxies are Charles Ying, Chairman of the Board and Chief Executive Officer of the Company and Anna M. Chagnon, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company. The stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR (i) the election of each of the four persons nominated by the Board to serve as directors and
(ii) the approval and ratification of the adoption of the Company's 2000 Stock Plan (the "2000 Stock Plan"), and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

    Only holders of shares of Class A Common Stock, $0.01 par value ("Class A Shares" or "Class A Common Stock"), of record as at the close of business on May 1, 2000 (the "Record Date") are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date, there were issued and outstanding 7,712,736 Class A Shares of which 38,549 were designated as treasury shares. Each Class A Share is entitled to one vote on all matters to be voted upon. The presence in person or by properly executed Proxy of the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for (i) the approval and ratification of the 2000 Stock Plan and (ii) for the approval of any other business which may properly be brought before the Meeting or any adjournment thereof.

    Stockholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted only for purposes of determining whether a quorum is present at the Meeting.

    The stock transfer books of the Company will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Four directors of the Company are to be elected to serve until the next annual meeting of stockholders of the Company or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Class A Common Stock beneficially owned by each nominee, see "Principal and Management Stockholders."

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                             NOMINEES FOR DIRECTORS

    The Company's directors and their ages as of June 15, 2000 are as follows:

NAME                                                      AGE                   POSITION WITH THE COMPANY
----------------------------------------------------  -----------  ----------------------------------------------------

Charles Ying(1).....................................          53   Chairman of the Board, Chief Executive Officer and
                                                                   Director

George B. Beitzel(2)................................          71   Director

Amos Kaminski(1)(2).................................          70   Director

David G. Lubrano(1)(2)..............................          69   Director

------------------------

(1) Member of Executive Committee.

(2) Member of the Audit Committee and Compensation Committee.

    Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing.
Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from Massachusetts Institute of Technology.

    George B. Beitzel has been a director of the Company since April 1989.
Mr. Beitzel retired in 1987 from International Business Machines Corporation where he had been a Senior Vice President and a director. Mr. Beitzel currently serves on the Board of Directors of: Bankers Trust Company, a subsidiary of Deutsche Bank, Computer Task Group, Inc., Actuate Inc. and Staff Leasing, Inc.

    Amos Kaminski has been a director of the Company since 1985 and was Chairman of the Board from 1991 through 1996. Mr. Kaminski founded Interfid Ltd. ("Interfid"), a private investment advisory firm, in 1984 and has served as its President and on its Board of Directors since its formation. Mr. Kaminski is also the founder, President and Chairman of the Board of Directors of AFA Asset Services, Inc., a private real estate asset management company.

    David G. Lubrano has been a director of the Company since 1987. Mr. Lubrano retired in 1985 from Apollo Computer Inc., a corporation engaged in manufacturing workstations, which he co-founded and where he had been a Senior Vice President of Finance and Administration, Chief Financial Officer and a director.

    The Company's By-laws provide that the Board will be elected at the annual meeting of the stockholders, or at a special meeting of the stockholders in lieu thereof, and that all directors shall hold office until the next annual meeting of stockholders, or next special meeting of the stockholders in lieu thereof, or until their successors are chosen and qualified.

    There are no family relationships among any of the executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS OF THE BOARD

    The Board has a standing Audit Committee, a Compensation Committee and an Executive Committee. The Board does not have a nominating committee. The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers the Company's benefit plans and administers the issuance of stock options and other awards under the 1994, 1996 and 1997 Stock Plans of the Company to all employees and directors of the Company, including the members of such committee. The Executive Committee oversees the management of the business and affairs of the Company, including mergers and acquisitions, corporate governance and nominations, and evaluation of strategic business opportunities. In the fiscal year ended December 31, 1999, Messrs. Beitzel, Lubrano and Kaminski served as members of both the Audit Committee and the Compensation Committee, and Messrs. Ying, Kaminski and Lubrano served on the Executive Committee.
Mr. Lubrano serves as the Chairman of the Audit Committee, Mr. Beitzel serves as the Chairman of the Compensation Committee and Mr. Kaminski serves as Chairman of the Executive Committee.

    During the fiscal year ended December 31, 1999, the full Board met four times and acted by unanimous written consent one time. The Audit Committee, the Compensation Committee and the Executive Committee did not meet separately during the fiscal year ended December 31, 1999. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board.

DIRECTOR COMPENSATION

    For the fiscal year ending December 31, 1999, each director who was not an employee of the Company was entitled to receive $14,000.00 in cash compensation for service as a director, payment of which was waived by such directors during 1999 in light of the Company's financial performance during such year.

    On January 25, 1999, the Board awarded NQSOs to purchase 150,000 Class A Shares to each of Messrs. Beitzel, Kaminski and Lubrano, pursuant to the 1997 Stock Plan, the 1994 Stock Plan and the 1996 Stock Plan, respectively. Each of such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date granted and one-third of such options will vest on each of the first, second and third anniversaries of the date of grant.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange

Act"). The Committee has the responsibility for all compensation matters concerning the Company's executive officers.

    The Company's executive compensation program is intended to attract and retain highly-qualified senior managers by providing compensation opportunities that reflect the Company's business results and the individual executive's performance. The Committee believes that these compensation opportunities will motivate management's efforts by ensuring that the rewards received by Company executives are consistent with the achievement of the Company's business objectives and with the value added by management to the stockholders' interests in the Company. The program provides for base salaries that reflect such factors as level of responsibility, internal fairness and external competitiveness, and annual incentive bonus awards that are payable in cash for the achievement of target levels of sales and earnings, strategic acquisitions and other initiatives, introduction of innovative products and services, and the achievement of and progress toward other significant annual financial and operational objectives as determined by the Committee. In general, the cash compensation of the Company's executive officers approximates the average of compensation paid to executives of appropriate comparator companies who occupy positions of similar responsibilities. The program also provides long-term incentive opportunities in the form of stock options that strengthen the mutuality of economic interest between management and the Company's stockholders and encourage management continuity.

    The following is a discussion of each element of the Company's executive compensation program, including a description of the decisions and actions taken by the Committee with respect to the 1999 fiscal year compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

    Compensation of the Company's executive officers in the fiscal year ended December 31, 1999 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of the following elements: base salary, annual incentive bonus and the opportunity for stock option grants under the Company's stock option plans. Total annual cash compensation for each executive officer varies each year based on the Company's achievement of its annual objectives and the individual's performance. Stock options to purchase 80,000 shares were granted to executive officers under the 1996 Plan during the 1999 fiscal year. In addition, stock options that were previously granted to certain executive officers and employees under the 1994 Stock Plan, the 1996 Stock Plan and the 1997 Stock Plan continue to be outstanding and unexercised. The potential value of previously granted long-term stock options varies based upon the fair market value of the Company's stock.

    With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors, including the executive's level of responsibility and individual performance, the salaries of similar positions in comparable companies and the financial and operational performance of the Company in relation to its objectives and its competitive standing. The Company reviews the results of various industry salary surveys to ensure its understanding of competitive compensation levels and practices in the marketplace. From time to time, the Committee utilizes the services of a recognized, independent external consulting firm to determine marketplace compensation values and practices, and to assess the reasonableness of the overall compensation program.

    The Company's annual incentive bonus to its executive officers (including the Named Executive Officers) is based on the achievement of objective, financial and operational performance targets and the discretion of the Committee. These targets may include sales volume, net operating income, accomplishment of certain strategic business initiatives, completion of certain strategic acquisitions or divestitures and other performance objectives as may be determined annually. In determining individual incentive bonus awards, the accountability of executive officers and their individual contributions towards the attainment of these objectives are considered. In determining specific awards for the most recent performance year, the Committee placed considerable emphasis on the Company's sales growth, progress toward achievement of earnings objectives, strategic acquisition activity and new product development. The calculation of the Company's financial and operational performance with respect to the determination of these incentive bonus awards is made as soon as is practicable after the completion of the Company's fiscal year.

    In addition to cash compensation, the Committee and the Board believe that providing executive officers with stock ownership opportunities aligns the interests of the executives with other stockholders and encourages the executives' long-term retention in the Company. The long-term incentive element of the Company's management compensation program is therefore in the form of stock option grants.

    On November 4, 1999, the Board awarded ISOs to purchase 50,000 Class A Shares to Ms. Chagnon, who is a Named Executive Officer, pursuant to the 1996 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On November 4, 1999, the Board awarded ISOs to purchase 30,000 Class A Shares to Costas Kitsos, Vice President of Engineering of the Company and who is a Named Executive Officer, pursuant to the 1996 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    The 1994 Stock Plan, 1996 Stock Plan and 1997 Stock Plan are intended to create opportunities for executive officers and other key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its stockholders. In addition, the vesting provisions of such awards (which limit the exercisability of such options for certain periods of time) encourage the continued service and stability of the management team.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Charles Ying, Chairman of the Board and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation programs in which other executive-level employees of the Company participate. His total annual compensation for the 1999 fiscal year (including compensation derived from salary and annual incentive bonus) was determined by the Committee in consideration of the same performance criteria used to establish pay levels for all other executive-level employees. In particular, Mr. Ying's salary for the year ended December 31, 1999 was at the rate of $150,000 per annum in recognition of the Board's overall satisfaction with his performance and contributions. The Committee has determined that Mr. Ying's salary is below the median salary of Chief Executive Officers in a selected group of comparable companies.

                             Compensation Committee
                               George B. Beitzel
                                 Amos Kaminski
                                David G. Lubrano

                               EXECUTIVE OFFICERS

    The Company's executive officers and their ages as of June 15, 2000 are as follows:

NAME                                                      AGE                   POSITION WITH THE COMPANY
----------------------------------------------------  -----------  ----------------------------------------------------

Charles Ying........................................          53   Chairman of the Board, Chief Executive Officer and
                                                                   Director

Paul Trevithick.....................................          40   President, Pageflex Inc.

Anna M. Chagnon.....................................          33   President, Chief Operating Officer and Chief
                                                                   Financial Officer

John S. Collins.....................................          61   Vice President and Chief Technology Officer

Costas Kitsos.......................................          39   Vice President of Engineering

    Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board of Directors since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from Massachusetts Institute of Technology.

    Paul Trevithick has served as President of the Company's wholly-owned subsidiary since its inception in January 1999. From August 1998 to June 2000, Mr. Trevithick served as President of the Company. From April 1997 to
August 1998, he served as the Company's Vice President, Marketing. From 1985 to April 1997, Mr. Trevithick was President, Chief Executive Officer and founder of Archetype, Inc. which merged with Bitstream in 1997. During the 12 years of Archetype's independent operation, the company developed the MediaBank content management system, the NuDoc XML composition engine and the industry's first OPI Server. It also developed commercial page layout applications, including Archetype Designer, under contract to Kodak, Xerox, Unisys and others. Prior to Archetype, he founded Lightspeed Computers, which was acquired by Dupont-Crosfield in 1986. Mr. Trevithick holds a B.S.E.E. from the Massachusetts Institute of Technology.

    Anna M. Chagnon has served as President of the Company since June 2000 and as Chief Operating Officer, Chief Financial Officer and General Counsel of the Company since August 1998. She previously served as Executive Vice President from August 1998 to June 2000. From July 1997 to August 1998, she served in various positions at the Company including Vice President, Finance and Administration, Chief Financial Officer and General Counsel and Vice President and General Counsel. From November of 1996 to July 1997, Ms. Chagnon was Counsel to Progress Software Corporation, a developer and worldwide supplier of solutions to build, deploy and manage applications across Internet, client/server and host/terminal computing environments. From August 1994 to November 1996 she was an attorney for the Boston law firm of Peabody & Arnold LLP where she specialized in corporate, securities, finance and intellectual property law. She holds a Bachelor of Science degree, summa cum laude, from Northeastern University and a Juris Doctor degree from Boalt Hall School of Law of the University of California at Berkeley. She is also currently pursuing a Master of Business Administration with a concentration in Finance at Babson College.

    John S. Collins has been Vice President and Chief Technology Officer since August 1998. From 1988 to August 1998, he served as Vice President of Engineering. Mr. Collins was the inventor or a co-inventor in respect of a number of the patents held by the Company relating to font imaging technology. He is the principal inventor of the Company's TrueDoc technology. Mr. Collins holds a B.Sc. and a PhD in Electrical Engineering from the University of London.

    Costas Kitsos has been Vice President of Engineering since November 1999. Mr. Kitsos serves as principle architect of the Pageflex Mpower and Persona products, and is also the technical lead for the Company's end user type application products. From October 1998 to November 1999, he served as Director of Research and Development of the Company. From 1996 to October 1998, he was a Senior Software Engineer at the Company. Mr. Kitsos is a veteran software developer with over ten years in type and publishing application development. Before joining Bitstream in 1996, Mr. Kitsos headed IconWorks which developed award winning type applications and offered consulting services on end user programs and graphical user interfaces. He holds a Masters degree from the University of California, Los Angeles.

OTHER KEY PERSONNEL

    Sang Lee joined Bitstream's wholly-owned subsidiary, Pageflex Inc., as Vice President of Business Development in February 2000. From January 1998 to January 2000, Mr. Lee was a Director of Strategic Business Development of Adobe Systems Incorporated, where he was responsible for developing strategy to drive new products into expanded business segments. From May 1997 to January 1998
Mr. Lee served as a director of Engineering for Adobe. From September 1994 to October 1996, Mr. Lee was President and Chief Operating Officer of Harlequin, Incorporated, a globally distributed software development company in the areas of development tools, PostScript interpreter applications, data mining, and adaptive systems.

    Sampo Kaasila joined Bitstream as Director of Research and Development, Type Solutions, at the acquisition of Type Solutions, Inc. in November 1998. From August 1989 to November 1998, he was a founder and President of Type
Solutions, Inc., a leading developer of font technologies including T2K-TM-, a font renderer which provides an object oriented design, advanced architecture and algorithms, and a clean API resulting in maximum reliability, performance, and easy integration. From August 1987 to August 1989, Mr. Kaasila worked at Apple Computer, Inc. and was the Lead Engineer and Inventor of the TrueType technology now part of every MacIntosh and Windows PC. Mr. Kaasila holds a Masters Degree in Electrical Engineering from the Royal Institute of Technology in Stockholm, Sweden where he graduated first in his class in January 1983.

    Jeffrey Caruso has worked for the Company and its predecessors since
August 1998. He serves as the Company's "Rocket Scientist," assigned to the team developing the NuDoc composition engine, and is the Company's representative to the XSL Working Group. From September 1996 to July 1998, he taught courses and performed research in pure and applied mathematics at Cambridge University in England. From July 1991 to January 1996 he was Chief Scientist of Information International, Inc., continuing in that role at Autologic Information International until September 1996. From June 1987 to June 1991, Dr. Caruso was a key member of the development team at Archetype, Inc., during which time it developed the original Document Engine. From June 1985 to June 1987 he was Software Manager of Drane Associates in Nashua, New Hampshire, and from
October 1983 to June 1985 he was a Senior Computer Scientist for Carlisle Systems, Inc. Prior to Carlisle Systems, he was a founding employee and principal developer at Atex Media Solutions, Inc., and developed the original editing and operating system software of the Atex publishing system. Dr. Caruso holds a Ph.D. in Mathematics from the University of Chicago, and a B.S. in Mathematics from the Massachusetts Institute of Technology.

    Eric Mohr has served as architect of the NuDoc engine and Director of NuDoc Development of the Company and its predecessors since 1993. He coordinates NuDoc design and development, enabling both the Company and its customers to create state-of-the-art publishing applications. He received his PhD in Computer Science from Yale University in 1991, and has published 5 articles in Computer Science journals and conference proceedings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information concerning compensation by the Company to its Chief Executive Officer (the "CEO") during the fiscal year ended December 31, 1999 and the four most highly compensated executive officers other than the CEO who were serving as executive officers on December 31, 1999 whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999 (together with the CEO, the "Named Executive Officers").

                                                                                                 LONG TERM
                                                                                            COMPENSATION AWARDS
                                                                                            -------------------
                                                                                                SECURITIES
                                         ANNUAL COMPENSATION                 OTHER              UNDERLYING
                                  ---------------------------------         ANNUAL               OPTIONS/             ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY ($)   BONUS($)      COMPENSATION($)       WARRANTS (#)(1)    COMPENSATION($)(2)
--------------------------------  ---------  -----------  ---------  ---------------------  -------------------  -------------------

Charles Ying....................       1999     147,692          --               --                    --                   --
Chief Executive Officer                1998      46,154          --               --               150,000(3)                --
                                       1997      86,538          --               --               150,000(4)                --

Paul Trevithick.................       1999     148,077      95,000               --                    --                3,577
President                              1998     129,896      50,000               --               150,000(5)             3,606
                                       1997(6)    117,724   300,000               --               165,000(7)                --

Anna M. Chagnon.................       1999     139,769      65,000               --                50,000(8)             3,870
Executive Vice President,              1998     115,754      25,000               --                85,000(9)             3,235
Chief Financial Officer and            1997      38,500       7,500               --                15,000(10)               --
Chief Operating Officer

John S. Collins.................       1999     130,000      10,000               --                    --                3,750
Vice President and Chief               1998     135,000          --               --                    --                3,750
Technology Officer                     1997     130,738       1,200               --                30,000(11)            3,922

Costas Kitsos...................       1999     111,346      25,000               --                30,000(12)            3,964
Vice President of                      1998      88,635          --               --                    --                   --
Engineering                            1997      76,886          --               --                    --                   --

------------------------

(1) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999.

(2) Represents matching contributions by the Company for the account of the Named Executive Officer under the Company's 401(k) Plan.

(3) Represents (i) options to purchase 50,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in twelve monthly installments beginning on April 1, 1999; and (ii) options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in twelve monthly installments beginning on April 1, 1999.

(4) Represents options to purchase 150,000 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value of the shares on the date of grant (August 5, 1997). These options expire on August 5, 2007 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(5) Represents (i) options to purchase 50,000 shares of Class A Common Stock with an exercise price of $1.375 per share, which was the fair market value of the shares on the date of grant (July 8, 1998). These options expire on July 8, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (ii) options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant (November 6, 1998). These options expire on November 6, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(6) In fiscal 1997, all bonus compensation was paid to Mr. Trevithick in connection with his employment agreement with the Company. This employment agreement expired on April 27, 1999 and Mr. Trevithick had received all of the bonus compensation set forth under that agreement at that time.

(7) Includes options to purchase 100,000 shares of Class A Common Stock with an exercise price of $3.94 per share, which was the fair market value of the shares on the date of grant (April 28, 1997). These options expire on April 28, 2004 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant. Also includes options to purchase 65,000 shares of Class A Common Stock at a price of $0.90 per share which were issued on April 28, 1997 in exchange for an equal number of options originally issued to Mr. Trevithick by Archetype. These options are fully vested.

(8) Includes options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 3, 2009 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(9) Represents (i) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value of the shares on the date of grant (January 23, 1998). These options expire on January 23, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; (ii) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 22, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (iii) options to purchase 65,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant
    (November 6, 1998). These options expire on November 6, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(10) Represents options to purchase 15,000 shares of Class A Common Stock with an exercise price of $1.50 per share, which was the fair market value of the shares on the date of grant (July 15, 1997). These options expire on July 15, 2007 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(11) Represents options to purchase 30,000 shares of Class A Common Stock with an exercise price of $4.94 per share, which was the fair market value of the shares on the date of grant (March 10, 1997). These options expire on March 10, 2007 and vest in two equal annual installments on the first and second anniversaries of the date of grant.

(12) Includes options to purchase 30,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 3, 2009 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

    All of the Company's Named Executive Officers are employed on an at-will basis and none of the Named Executive Officers is party to any employment agreements with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows all options granted to each of the Named Executive Officers of the Company during the fiscal year ended December 31, 1999 and the potential value of stock price appreciation rates, 5% and 10%, over the ten year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock prices. The Company did not use an alternative present value formula permitted by the Securities and Exchange Commission because the Company is not aware of any such formula that can determine with reasonable accuracy the present value based on future unknown or volatile factors.

                                                           INDIVIDUAL GRANTS          POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                          -------------------              ANNUAL RATES OF STOCK PRICE
                                             NUMBER OF        % OF TOTAL                  APPRECIATION FOR OPTION TERM
                                            SECURITIES          OPTIONS        ---------------------------------------------------
                                            UNDERLYING        GRANTED TO       EXERCISE OR
                                              OPTIONS        EMPLOYEES IN      BASE PRICE
NAME                                        GRANTED (#)       FISCAL YEAR        ($/SH)      EXP. DATE     5%($)(8)     10%($)(8)
-----------------------------------------  -------------  -------------------  -----------  ------------  -----------  -----------

Anna M. Chagnon..........................       50,000(1)           6.74%       $   2.031     11/03/2009      63,900      161,850

Costas Kitsos............................       30,000(1)           4.05%       $   2.031     11/03/2009      38,300       97,100

------------------------

(1) These are options to purchase shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999).

    These options expire on November 3, 2009 and vest in three equal annual installments of the first, second and third anniversaries of the date of grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Class A Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information with respect to the exercise of options by the Named Executive Officers during the fiscal year ended
December 31, 1999 and unexercised options held as of the end of that year.

                                                                                NUMBER OF SECURITIES
                                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                             OPTIONS AT FISCAL YEAR END     IN-THE-MONEY OPTIONS
                                           SHARES                                       (#)               AT FISCAL YEAR END($)(2)
                                          ACQUIRED              VALUE        --------------------------  --------------------------
NAME                                   ON EXERCISE (#)     REALIZED($)(1)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  -------------------  -----------------  -----------  -------------  -----------  -------------

Charles Ying.......................              --                  --         249,998        200,002      818,744        662,507

Paul Trevithick....................              --                  --         181,665        133,335      557,662        418,838

Anna M. Chagnon....................              --                  --          38,331        111,669      139,525        383,775

John S. Collins....................              --                  --         179,941             --      661,061             --

Costas Kitsos......................              --                  --           9,997         50,003       35,002        166,605

------------------------

(1) Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired, without deducting taxes or commissions paid by employee.

(2) Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 1999 ($5.250 per share), which was the last trading day of the Company's fiscal year, less the exercise price, times the number of options outstanding.

                              EXECUTIVE AGREEMENTS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 31, 1999, Messrs. Beitzel, Kaminski and Lubrano fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company. For a description of the relationship between Mr. Amos Kaminski, a member of the Board, Interfid and certain significant principal stockholders of the Company, see "Certain Relationships and Related Transactions--Interfid"

                            STOCK PERFORMANCE GRAPH

    The line graph below compares the percentage change in cumulative total stockholder return on the Class A Common Stock assuming an investment of $100 on October 30, 1996, the date on which the Class A Common Stock was first publicly traded, with the total cumulative return of the Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stock index for the period from October 31, 1996 to December 31, 1999. The
Class A Common Stock was sold in its initial public offering at a price of $6.00, and the closing sales price of the Class A Common Stock on the Nasdaq National Market on December 31, 1999 was $5.250.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cumulative Total Return
10/9612/9612/9712/9812/99
BITSTREAM INC.100108.3331.2526.5687.50
NASDAQ STOCK MARKET (U.S.)100106.12130.03183.22331.01
NASDAQ DATA & COMPUTER PROCESSING100105.85130.03232.15490.66

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INTERFID

    Amos Kaminski, a member of the Board, is a director and the controlling stockholder of Interfid. Interfid rendered investment advisory services to Premier Resources, Ltd., ("Premier"), a Bahamian corporation until its dissolution on November 5, 1999. Premier served as an investment advisor to each of Privest I N.V. and Privest II N.V. and may be deemed to have been the beneficial owner of the Company's stock owned of record by such entities. Interfid has rendered investment advice to Premier in connection with the investments by Privest I N.V. and Privest II N.V. in the Company. Upon the dissolution of Premier and the liquidation of the Privest I N.V. and Privest II N.V. funds, all stock or rights thereto were transferred to Gesfid, S.A., a fiduciary corporation established under the laws of Switzerland, who has a principal place of business at Via Adamini, 10a, Lugano, Switzerland.
Mr. Saladino may be deemed to be the beneficial owner of the shares of the Company held by Gesfid, S.A. to the extent that Gesfid, S.A. is delegated the authority to vote or direct the vote or to dispose of such shares. As of March 21, 2000, Gesfid, S.A. owned 125,701 shares of the Company's stock, including 28,886 shares issuable to Gesfid, S.A. upon the exercise of warrants.

HART AGREEMENT

    Effective May 1, 1996, James D. Hart, former Vice President, Finance and Administration, and Chief Financial Officer of the Company, entered into an agreement with the Company pursuant to which he became a full-time employee of the Company, on an at will basis, and Vice President, Finance and Administration, Treasurer and Chief Financial Officer. Pursuant to such agreement, Mr. Hart, among other things, received a $65,000 loan from the Company. Such loan bears interest at the rate of 6.66% per annum, is payable quarterly, and provides for payment of interest only until June 30, 1999. The principal balance of such loan is payable in equal quarterly installments from July 1, 1999 until June 30, 2006, at which time, such loan is due and payable in full. In August 1997, Mr. Hart resigned as an officer of the Company. Pursuant to a letter agreement dated August 26, 1997, Bitstream agreed to extend the repayment terms for the principal balance of the loan such that the principal balance of the Loan is payable in the following three installments:
(a) $21,667.00 on the date of execution of the letter agreement, (b) $21,667.00 on or before August 31, 1998, and (c) $21,666.00 on or before August 31, 1999. Interest on the outstanding principal balance of the Note continues to accrue at the rate of 6.66% per annum and is payable in arrears on the last day of each and every March, June, September and December until Mr. Hart's obligations are paid in full. In January 2000, Mr. Hart paid the last installment and has fulfilled all his obligations as of that time.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of June 12, 2000, with respect to the Class A Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company's Class A Common Stock, by each director, by the executive officers named in the Summary Compensation Table included elsewhere herein, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Class A Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of June 15, 2000. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                                                                        PERCENT OF
                                                                                                          COMMON
NAME AND ADDRESS(2)                                                                        NUMBER (1)    STOCK (1)
-----------------------------------------------------------------------------------------  -----------  -----------

PRINCIPAL STOCKHOLDERS...................................................................     671,000         8.70%
Intrinsic Value Asset Management
24955 Pacific Coast Highway, Suite C-204
Malibu, CA 90265

Bell Lane, LLC...........................................................................     437,000         5.67%
2070 Naamans Road, Suite 317
Wilmington, DE 19810

Directors and Executive Officers.........................................................     384,274         4.84%
Paul Trevithick (3)

Charles Ying (4).........................................................................     435,291         5.40%

David G. Lubrano (5).....................................................................     256,707         3.26%
94 Otis Street
Hingham, Massachusetts 02043

Amos Kaminski (6)........................................................................     255,615         3.25%
c/o Interfid Ltd.........................................................................
150 E. 58(th) Street, 27(th) Floor
New York, New York 10155-2798

George B. Beitzel (7)....................................................................     221,603         2.82%
29 King Street
Chappaqua, New York 10514

John S. Collins (8)......................................................................     175,829         2.23%

Anna M. Chagnon (9)......................................................................      49,997            *

Costas Kitsos (10).......................................................................      14,997            *

All directors and executive officers as a group (8 persons) (3)(4)(5)(6)(7)(8)(9)(10)....   1,794,313        19.99%

------------------------

*   Less than one percent

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The information presented with respect to the Principal Stockholders is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Exchange Act and such other information as may have been provided to the Company by any such Principal Stockholder. In accordance with the rules of the Securities and Exchange Commission, Class A Common Stock, subject to stock options or warrants which are currently exercisable or which become exercisable within 60 days after March 21, 2000, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Unless otherwise indicated, the address of the officer listed is: c/o Bitstream Inc., 215 First Street, Cambridge, MA 02142.

(3) Includes 231,666 shares issuable to Mr. Trevithick upon the exercise of options.

(4) Includes 350,000 shares issuable to Mr. Ying upon the exercise of options.

(5) Includes 60,687 shares and 92,665 shares issuable to Mr. Lubrano upon the exercise of warrants and options, respectively.

(6) Includes 61,154 shares issuable to Mr. Kaminski upon the exercise of warrants and 92,665 shares issuable to Mr. Kaminski upon the exercise of options. Also includes 1,110 shares issuable upon the exercise of warrants held of record by Interfid of which Mr. Kaminski is President and a director and, therefore, Mr. Kaminski may be deemed to a beneficial owner of such shares.

(7) Includes 60,776 shares and 92,665 shares issuable to Mr. Beitzel upon the exercise of warrants and options, respectively. Also includes 524 shares issuable upon the exercise of warrants, all held of record by the Beitzel Family Trust. Since Mr. Beitzel and his family are the beneficiaries of the Beitzel Family Trust and Mr. Beitzel's wife and children share voting power therein, Mr. Beitzel may be deemed beneficial owner of such shares.

(8) Includes 19,941 shares and 140,000 shares issuable to Mr. Collins upon the exercise of warrants and options, respectively, and 15,888 shares held by Mr. and Mrs. Collins as joint tenants

(9) Includes 49,997 shares issuable to Ms. Chagnon upon the exercise of options.

(10) Includes 14,997 shares issuable to Mr. Kitsos upon the exercise of options.

    The Company is not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission and the NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company.

    Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with.

           PROPOSAL NO. 2--APPROVAL AND RATIFICATION OF THE ADOPTION
                        OF THE COMPANY'S 2000 STOCK PLAN

    At a meeting held on February 11, 2000, the Board, subject to stockholder approval, adopted the 2000 Stock Plan under which the Company is authorized to grant incentive stock options, nonqualified stock options, warrants, awards of stock and authorizations to make direct purchases to purchase up to 1,000,000 shares of Class A Common Stock.

    As of June 15, 2000, the Company had available 56,550 options to purchase Class A Shares have been awarded out of the 1,500,000 available under the 1997 Stock Plan, no options to purchase Class A Shares have been awarded out of the 667,000 available under the 1996 Stock Plan and 162,122 options to purchase Class A Shares have been awarded out of the 1,833,333 available under the 1994 Stock Plan. Accordingly, the Board determined that it was in the best interests of the Company and its stockholders to adopt the 2000 Stock Plan to provide for the availability of additional stock option grants.

    The following summary of the 2000 Stock Plan, is qualified in its entirety by the specific language of the 2000 Stock Plan, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit A.

GENERAL

    The 2000 Stock Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")), non-qualified stock options ("NQSOs"), warrants ("Warrants"), awards of stock ("Awards") and authorizations to make direct purchases of stock ("Purchases") to certain directors, officers and employees of the Company, its parent (if any) and present or future subsidiaries of the Company (collectively, the "Related Corporations"). The 2000 Stock Plan further provides for the grant of NQSOs, Warrants, Awards and Purchases to directors and agents of, and consultants to, the Related Corporations, whether or not employees of the Related Corporations. The purpose of the 2000 Stock Plan is to provide incentives to employees, agents, consultants and directors. ISOs, NQSOs and Warrants granted under the 2000 Stock Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no ISOs, NQSOs or Warrants may be granted under the 2000 Stock Plan later than 10 years after the 2000 Stock Plan's effective date. The exercise price of any NQSO or Warrant is fixed by the Board or its Compensation Committee on the date it is granted and the exercise price of an ISO shall be not less than the fair market value per share of the Class A Common Stock on the date it is granted. The shares subject to and available under the 2000 Stock Plan may consist, in whole or in part, of authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock reacquired by the Company in any manner. If any ISO, NQSO or Warrant granted under the 2000 Stock Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such ISO, NQSO or Warrant and any unvested shares so reacquired by the Company shall again be available for grants of ISOs, NQSOs, Warrants, Awards or Purchases under the 2000 Stock Plan.

    If an ISO holder's employment with the Company and all Related Corporations ceases, for any reason other than death or disability, no further installments of his ISOs shall become exercisable, and all ISOs held by him on the date his employment ceases will terminate on the earlier of the ISO's expiration date or 90 days after the date his employment ceases. If an NQSO holder's business relationship with the Company and all Related Corporations ceases, for any reason other than death or disability, no further installments of his NQSOs shall become exercisable, and all NQSOs held by him on the date his business relationship ceases will terminate on the earlier of the NQSO's expiration date or as determined by the Board of Directors.

    If an option holder dies or is disabled, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration and, in the case of an ISO, 90 days after the occurrence of his death or 180 days after the date of his disability, or in the case of a NQSO, as determined by the Board. On the earlier of such dates, the option terminates.

    No ISO, NQSO, Warrant, Award or Purchase is assignable or transferable by the holder thereof except by will or by laws descent and distribution, and during the lifetime of the holder thereof the ISO, NQSO, Warrant, Award or Purchase may be exercisable only by him.

    The number and price of shares of Class A Common Stock covered by each ISO, NQSO or Warrant, the total number of shares that may be sold under the 2000 Stock Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be proportionately adjusted to reflect, any stock dividend or stock split of the Class A Common Stock or any recapitalization of the Company. Unless otherwise determined by the Board, upon consummation of a consolidation or merger of the Company into another entity, or a sale of all or substantially all of the assets of the Company, all outstanding ISOs, NQSOs, and Warrants will become fully vested and immediately exercisable. In the event of a distribution or liquidation of the Company, each outstanding ISO, NQSO or Warrant shall terminate.

    The Board may at any time terminate the 2000 Stock Plan or make such modification or amendment thereof as it deems advisable; provided, however,
(i) the Board may not, without the approval of the stockholders, increase the maximum number of shares for which options or warrants may be granted or change the designation of the class of persons eligible to receive options or warrants under the Plan, and (ii) any such modification or amendment of the 2000 Stock Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers or exchange listing requirements. Termination or any modification or amendment of the 2000 Stock Plan shall not, without an option holders consent, affect his or her rights under any option or warrant theretofore granted to such option holder.

    The specific future benefits or amounts to be received by directors, officers and employees under the 2000 Stock Plan is not determinable.

ADMINISTRATION

    The 2000 Stock Plan shall be administered by the Board of Directors which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQSOs, Warrants, Awards, Purchases or a combination thereof, and the number of shares of Class A Common Stock to be subject to such ISOs, NQSOs, Warrants, Awards or Purchases. In accordance with the discretion granted to the Board under the terms of the 2000 Stock Plan, the Board may delegate its power, duties and responsibilities under the 2000 Stock Plan to the Compensation Committee. See "Board Committees and Meetings of the Board" above.

LIMITATIONS

    The 2000 Stock Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an option holder during the calendar year exceeds $100,000, the ISO will be treated as a NQSO or a Warrant. In addition, if an option holder owns more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation at the time the individual is granted an ISO, the exercise price per share cannot be less than 110% of the fair market value per share of Class A Common Stock on the date of grant.

GRANTS

    As of June 15, 2000, there have been no grants under the 2000 Stock Plan.

    On June 15, 2000, the closing price for the Class A Common Stock on the Nasdaq National Market was $7.50.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the principal federal income tax consequences of transactions under the 2000 Stock Plan. It does not describe all federal tax consequences under the 2000 Stock Plan, nor does it describe state or local tax consequences.

    ISOs. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If shares of Class A Common Stock acquired upon the exercise of an ISO are not sold or transferred within two years from the date of grant or within one year after the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) there will be no deduction for the Company for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If shares of Class A Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and
(b) the Company will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Class A Common Stock.

    NQSOs. With respect to NQSOs under the 2000 Stock Plan, no income is realized by the optionee at the time the NQSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition of the shares acquired upon exercise, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.

    THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND RATIFY THE ADOPTION OF THE COMPANY'S 2000 STOCK PLAN.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders of the Company to be held during 2001, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive office in Cambridge, Massachusetts before January 4, 2001 for inclusion in the Company's proxy and proxy statement relating to said meeting. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission. For non-Rule 14a-8 proposals, the Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Secretary of the Company at its principal executive office not less than the earlier of 45 days before the date on which the Company first mailed its proxy materials for the preceding year's Annual Meeting of Stockholders (if such proxy materials were mailed) and for 60 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders, nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90(th) day prior to such annual meeting and not later than the close of business on the later of the 90(th) day prior to such annual meeting or the 10(th) day following the day on which public announcement of the date of such meeting is first made. If a security holder fails to notify the Company, pursuant to the requirements of the advance notice provisions of the By-laws, of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company's next Annual Meeting of Stockholders of the Company to be held during 2001, the proxy solicited by the Board with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

                                 ANNUAL REPORT

    The Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 1999 is being furnished to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report to Stockholders does not, however, constitute a part of the proxy soliciting material.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment on such matters.

                              FORM 10-K AVAILABLE

    THE ANNUAL REPORT OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRESIDENT OF THE COMPANY AT 215 FIRST STREET, CAMBRIDGE, MASSACHUSETTS 02142.

                                   EXHIBIT A
                                2000 STOCK PLAN

    1. PURPOSE. This 2000 Stock Plan (the "Plan") is intended to provide incentives to:

        A. Directors, officers, employees and consultants of Bitstream Inc. (the "Company"), its parent (if any) and any present or future subsidiaries and any present or future subsidaries of its parent (if any) (collectively, "Related Corporations") by providing them with awards of stock in the Company ("Awards"); and

        B. Officers and other employees of the Company and Related Corporations by providing them with options granted hereunder that qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") substantially in the form attached hereto as Exhibit 8A;

        C. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to warrants granted hereunder which do not qualify as ISOs ("Warrant" or "Warrants"), substantially in the form attached hereto as Exhibit 8B;

        D. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to Non-Qualified Options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), substantially in the form attached hereto as Exhibit 8C;

        E. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

ISOs, Warrants and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in
Section 424 of the Code.

    2. ADMINISTRATION OF THE PLAN.

    A. BOARD OR COMPENSATION COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee of two or more of its members to administer this Plan, as assisted by the officers of the Company. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to

           (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive
       ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Warrants, Non-Qualified Options and Awards and to make Purchases) to whom Warrants, Non-Qualified Options, Awards and authorizations to make Purchases may be granted;

           (ii) determine the time or times at which Options or Awards may be granted or Purchases made;

           (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase;

           (iv) determine whether each Option granted shall be an ISO, a Warrant or Non-Qualified Option;

           (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

           (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and

           (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

If the Committee determines to issue a Warrant or Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be held liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

        B. COMMITTEE ACTION. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        C. GRANT OF STOCK RIGHTS TO MEMBERS OF THE BOARD. Notwithstanding the provisions of paragraph 2(A), no Stock Right shall be granted to any person who serves as a member of the Board at the time of the proposed grant, unless such grant has been approved by a majority vote of the disinterested members of the Board and otherwise approved in accordance with the following paragraph 2(D), if applicable. [For the purposes of the Plan, a member of the Board shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16(b)-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term the Board is interpreted from time to time.]

        All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with those provisions of this Plan that apply to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted

    Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights. The signatures of all the Board members on a unanimous consent of directors in lieu of a meeting may constitute the majority vote required by the foregoing paragraph.

        D. COMPLIANCE WITH FEDERAL SECURITIES LAWS. The following shall apply to any grant of Stock Rights to a member of the Board in the event the Company registers any class of any equity security pursuant to the Exchange Act, if such grant occurs at any time from the effective date of such registration until six months after the termination of such registration: A majority vote of the other members of the Board must approve such grant. If a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant of Stock Rights to a member of the Board must be made by, or only in accordance with the recommendation of, the Compensation Committee or a committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, such committee shall continue to serve until otherwise directed by the Board.

    3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company or any Related Corporation who are not employees may not be granted ISOs under the Plan. Warrants, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Warrant, Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

    4. STOCK SUBJECT TO OPTIONS, AWARDS AND PURCHASES. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Class A Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan equals 500,000, subject to adjustment from time to time by (i) a vote of stockholders or (ii) otherwise pursuant to paragraph 13. Any such shares may be issued as ISOs, Warrants, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted or amended. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

    5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan any time after February 11, 2000, and prior to February 10, 2010. The date of grant of a Stock Right under the Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not fall prior to the date on which the Compensation Committee acts to approve the grant. The Compensation Committee shall enjoy the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

    6. MINIMUM OPTION PRICE; ISO LIMITATIONS.

        A. PRICE FOR WARRANTS OR NON-QUALIFIED OPTIONS. The exercise price per share specified in the agreement relating to each Warrant or Non-Qualified Option granted under the Plan shall be as determined by the Board or the Compensation Committee.

        B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

        C. $100,000 ANNUAL LIMITATION FOR ISOS. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Warrants or Non-Qualified Options.

        D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean

           (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or

           (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or

           (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

        However, if the Common Stock is not publicly traded at the time that an Option is granted under the Plan, "fair market value" shall be deemed the fair value of the Common Stock as determined by the Board or Compensation Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or cancellation as provided in paragraph 16, each Option shall expire on the date specified by the Board or Compensation Committee, but not more than ten (10) years from the date of grant.

    8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

        A. FULL VESTING OR PARTIAL VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board or Compensation Committee may specify.

        B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Compensation Committee.

        C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

        D. ACCELERATION OF VESTING. The Board or Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

        E. EMPLOYEES OWNING GREATER THAN TEN PERCENT OF VOTING STOCK. Any ISO granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation shall not be exercisable after the expiration of five years from the date of grant.

    9. EMPLOYMENT.

        A. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16.

        B. LEAVES OF ABSENCE. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board or Compensation Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence.

        C. CHANGES OF EMPLOYMENT. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

    10. DEATH; DISABILITY.

        A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or ninety (90) days from the date of the optionee's death.

        B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
    Section 22(e)(3) of the Code.

    11. ASSIGNABILITY. No Option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Option shall be exercisable only by him.

    12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Warrant or Non-Qualified Option, the Board or Compensation Committee may specify that such Warrant or Non-Qualified Option shall fall subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

        A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, then, in each such case, the optionee, on exercise of such Option at any time after the issuance or effective date of such dividend or split, as the case may be, shall receive, in lieu of the Common Stock issuable upon such exercise prior to such issuance or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such issuance or effective date, if such holder had exercised Options granted hereunder immediately prior thereto.

        B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), unless the Board shall otherwise determine by resolution adopted at least ten (10) days prior to the closing of the Acquisition, all outstanding Stock Rights shall become fully vested and exercisable as of the closing of the Acquisition. In addition, the Board or Compensation Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") may take one or more of the following actions:

           (i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

           (ii) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights any equity securities of the successor corporation; or

           (iii) upon written notice to the holders of the Stock Rights, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or

           (iv) terminate all Stock Rights in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof; or

           (v) terminate all Stock Rights in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation.

        C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, upon exercising a Stock Right, the holder thereof shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Stock Right prior to such recapitalization or reorganization.

        D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax con sequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

        E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Compensation Committee.

        F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

        H. ADJUSTMENTS. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or Compensation Committee or a Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board or Compensation Committee or a Successor Board.

    14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefore either:

           A. In United States dollars in cash or by check;

           B. At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right;

           C. At the discretion of the Board or Compensation Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or

           D. At the discretion of the Board or Compensation Committee, by any combination of A, B or C above.

If the Board or Compensation Committee permits payment by means of the methods set forth in clauses B, C, or D of the preceding sentence, such permission shall be expressed in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date falls prior to the date such stock certificate is issued.

    15. TERM AND AMENDMENT OF PLAN.  This Plan was adopted by the Board on
March 10, 2000, subject (with respect to the validation of ISOs granted under the Plan only) to approval of the Plan by the stockholders of the Company at a subsequent Meeting of Stockholders or, in lieu thereof, by unanimous written consent. If the stockholders do not provide their approval by February 28, 1998, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire on March 9, 2007 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan.

The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in this Section 15, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

    16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; CANCELLATION OF
ISOS. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee serves as an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board or Compensation Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Board or Compensation Committee, with the consent of the optionee, also may cancel any portion of any ISO that has not been exercised at the time of such cancellation.

    17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

    18. GOVERNMENT REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan shall fall subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Warrant or Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board or Compensation Committee in its discretion may condition

           A. the exercise of an option,

           B. the grant of an Award,

           C. the making of a Purchase of Common Stock for less than its fair market value, or

           D. the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

    20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition means any disposition (including any sale) of such Common Stock before the later of
(a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before he sells such stock, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. If an optionee is a person subject to Section 16(b) of the Exchange Act, delivery of any withholding and employment taxes due may be deferred until ten (10) days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing shares of Common Stock issued upon exercise of incentive stock options to ensure that the Board receives notice of a Disqualifying Disposition.

    21. RESTRICTIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

        A. Notwithstanding anything in this Plan to the contrary, an Option cannot be exercised, and the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares, until one of the following conditions shall be satisfied:

           (i) the shares with respect to which such Option has been exercised are at the time of the issuance of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

           (ii) counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such shares is exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

        B. The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

    22. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION. Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

    23. DUTIES OF THE COMPANY. The Company shall at all times keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

    24. NOTICES. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

    25. GOVERNING LAW--CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized from time to time. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                      EXHIBIT 8A

                                 BITSTREAM INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                             UNDER 2000 STOCK PLAN

    IN CONSIDERATION FOR the waiver of any and all pre-existing options to acquire its stock, Bitstream Inc., a Delaware business corporation (the
"Company"), hereby grants this       day of 199 (the "Option Date") to (first
name) (last name) ("Employee"), an option to purchase a maximum of (no. shs) shares (the "Option Shares") of Class A Common Stock, $.01 par value (the "Common Stock"), at the price of $. per share, on the following terms and conditions:

    1. GRANT UNDER 2000 STOCK PLAN. This Option is granted pursuant to and is governed by the Company's 2000 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. The Plan under which this option is granted was approved by the Company's
directors on May 1, 2000 and by the stockholders on             .

    2. EXTENT OF OPTION IF EMPLOYMENT CONTINUES. On the following dates, the Optionee may exercise this Option for the number of Option Shares set opposite the applicable date so long as Employee continues to be employed by the Company or any Related Corporation:

Less than one year from [ISSUE DATE].........  -0- Option Shares

One year or more, but less than two years
  from [ISSUE DATE]..........................  % of the total Option Shares

Two years or more, but less than three years
  from [ISSUE DATE]..........................  an additional    % of the total Option Shares

Three years or more, but less than four from
  [ISSUE DATE]...............................  an additional    % of the total Option Shares

Four years or more, but less than five from
  [ISSUE DATE]...............................  an additional    % of the total Option Shares

Five years or more, but less than six years
  from [ISSUE DATE]..........................  an additional    % of the total Option Shares

The foregoing rights shall cumulate while the Optionee continues in the employment of the Company, or any Related Corporation, and may be exercised up to and including the date that falls ten (10) years from the Option Date. All of the foregoing rights are subject to Sections 3 and 4, as appropriate, if Employee ceases to be employed by the Company or a Related Corporation, or dies or becomes disabled while in the employ of the Company or a Related Corporation.

    3. TERMINATION OF EMPLOYMENT. If Employee ceases to be employed by the Company or an Related Corporation, other than by reason of death or disability as defined in Section 4, no further installments of this Option shall become exercisable and this Option shall terminate ninety (90) days after the date the Employment ceases, but in no event later than the scheduled expiration date. In such an event, Employee may only exercise this Option for the number of Option Shares which have vested and become exercisable prior to the date of termination, and this Option may only be exercised with respect to such number of Option Shares which have become exercisable prior to termination at any time prior to the end of the period of ninety (90) days after the date the employment ceases, but not later than the scheduled expiration date.

    4. DEATH; DISABILITY. If Employee is a natural person who dies while in the employ of the Company or any Related Corporation, this Option may be exercised, to the extent of the number of option Shares with respect to which Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to
Section 9, at any time within ninety (90) days after the date of death, but no later than the scheduled expiration date. If Employee is terminated by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of option Shares with respect to which Employee could have exercised it on the date the employment was terminated, at any time within one hundred and eighty (180) days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such one hundred and eighty (180) day period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

    5. PARTIAL EXERCISE. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of Option Shares subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and available for later purchase by Employee in accordance with the terms hereof.

    6. PAYMENT OF PRICE. The Option price shall be in United States dollars and may be paid as follows:

           a) in cash or by check, or any combination of the foregoing, equal in amount to the Option price; or

           b) in the discretion of the Board, in cash, by check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Board) equal as of the date of exercise to the Option price, or by any combination of the foregoing, equal in amount to the Option price.

    7. AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this Option, Employee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution, as that term is used in the 1933 Act unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the 1933 Act and applicable state securities laws, and Employee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the 1933 Act and applicable state securities laws.

In the event that for any reason the Option Shares to be issued upon exercise of the Option shall not be effectively registered under the 1933 Act, upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form reasonably required by the Company and the Company shall place an "investment legend," so-called, upon any certificate for the Shares issued by reason of such exercise.

    8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and the Company shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received.

The certificate or certificates for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by Employee and if Employee shall so request in the notice exercising this Option, shall be registered in the name of Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

    9. OPTION NOT TRANSFERABLE. This Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only Employee can exercise this Option.

    10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on Employee to exercise it.

    11. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan nor this Option shall obligate the Company or any Related Corporations in any manner to continue Employee in his employment.

    12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. Employee shall enjoy no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to Employee and it is fully paid for by Employee. Except as expressly provided in the Plan for changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date precedes the date upon which such stock certificate is issued.

    13. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. This Option is intended to encourage Employee to work for the best interests of the Company and its stockholders. To protect Employee's interest in this Option, the provisions of the Plan that preserve options at full value in a number of contingencies are hereby made applicable hereunder and are incorporated herein by reference. Thus, this Option and the Option price shall be equitably adjusted in the event of any stock dividend, stock split, recapitalization or other change in the capital structure of the Company. In lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal to or in excess of .51). In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 2 through 4 hereof, inclusive, maintaining or being in the employ of the Company includes maintaining or being in the employ of a Related Corporation.

    14. DISQUALIFYING DISPOSITION. Employee agrees to notify the Company in writing immediately after Employee makes a Disqualifying Disposition of any Option Shares received pursuant to the exercise of this Option. A Disqualifying Disposition is any disposition (including any sale) of such Option Shares before the later of (a) two years after the date Employee was granted this Option, or
(b) one year after the date Employee acquired Option Shares by exercising this Option. If Employee has died before such Option Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. Employee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of an incentive so if he or she makes a Disqualifying Disposition of the Option Shares received on exercise of the Option.

    15. WITHHOLDING TAXES. If the Company determines in its discretion that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in the preceding Section) of Option Shares received by the Employee on exercise of this Option, Employee hereby agrees that the Company may withhold from Employee's wages or other remuneration the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this Option is treated as a non-qualified option, Employee hereby agrees that the Company may withhold from Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to Employee's exercise of such nonqualified option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in Common Stock (with respect to compensation income attributable to the exercise of this Option) from the Common Stock otherwise deliverable to Employee on exercise of this Option; provided however, no such withholding may be made by an optionee who is an "officer" or "director" within the meaning of the Exchange Act, except pursuant to a standing election to so withhold Common Stock purchased upon exercise of an Option, such election to be made in the form set forth in Exhibit 1 hereto and to be made not less than six months prior to the date of such exercise. Such election may be revoked by the optionee only upon six months prior written notice to the Company. Employee further agrees that, if the Company does not withhold an amount from Employee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

    16. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment of Employee is terminated for "Misconduct," this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board, involving one or more of the following: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company or a Related Corporation; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company or a Related Corporation which results in loss, damage or injury to the Company or a Related Corporation; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company or a Related Corporation; or (iv) the commission of an act which constitutes unfair competition with the Company or a Related Corporation or which induces any customer of the Company or a Related Corporation to break a contract with the Company or a Related Corporation; or
(v) the substantial and continuing failure of Employee to render services to the Company or a Related Corporation in accordance with his assigned duties. For purposes of this Section, termination of employment shall be deemed to occur when Employee receives notice that his employment is terminated.

    17. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

    IN WITNESS WHEREOF the Company and Employee have caused this instrument to be executed, and Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

Signature of Employee:          BITSTREAM INC.:

                                By:  /s/
------------------------------       -----------------------------------------
(first name) (last name)             Name:
                                     Title:

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT

Gentlemen:

    The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six months prior written notice to the Company.

                                          Optionee
  ------------------------------------------------------------------------------
                                          Signature

                                          Name: _____________________________
                                                (Printed)

  ------------------------------------------------------------------------------

                                                                      EXHIBIT 8B

NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND CANNOT BE SOLD, TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR UNLESS AND UNTIL THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

          Right to Purchase ((NO.SHS.)) Shares of Class A Common Stock

                          Warrant No. BB-((WNT. NO.))

                                 BITSTREAM INC.

                     CLASS A COMMON STOCK PURCHASE WARRANT

    BITSTREAM INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ((first names)) ((last name)) (the "Purchaser"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or after [ISSUE DATE (MUST BE AFTER
      )] and before 5:00 p.m., Delaware time, [ISSUE DATE + 10 YEARS], UP TO ((NO.SHS.)) fully paid and nonassessable shares of the Company's Class A Common Stock at the purchase price per share of [PRICE] (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price"). The number and character of such shares of Class A Common Stock and the Exercise Price are subject to adjustment as provided herein.

    As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        (a) "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

        (b) "Class A Common Stock" shall mean the Company's Class A Common Stock, par value $.01 per share.

        (c) "Person" shall mean any individual, corporation, partnership, trust or unincorporated organization, or any government or any agency or political subdivision thereof.

    1. EXERCISE OF WARRANT. This Warrant may be exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription attached as Annex A hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares of Class A Common Stock to be purchased hereunder. For any partial exercise, the holder shall designate in the subscription the number of shares of Class A Common Stock (without giving effect to any adjustment therein) that it wishes to purchase. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or warrants of like tenor in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription.

    2. DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares (including fractional shares) of Class A Common Stock to which such holder shall be entitled upon such exercise, together with any other stock or securities or property to which such holder is entitled.

    3. STOCK SPLITS, SUBDIVISIONS AND COMBINATIONS. Appropriate adjustment shall be made in the number of shares of Class A Common Stock subject to this Warrant and in the number, kind and purchase price for shares covered by this Warrant, to the extent it is outstanding, to give effect to any stock splits, subdivisions, combinations, and other similar changes in the capital structure of the Company after the issuance of this Warrant.

    4. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after the date hereof shall (a) effect a capital reorganization,
(b) consolidate with or merge with or into any other person, or (c) transfer all or substantially all of its assets to any other person under any plan or arrangement contemplating the dissolution of the Company within twenty-four
(24) months from the date of such transfer, then, in each such case, the holder of this Warrant, on exercise hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had exercised this Warrant immediately prior thereto. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise hereof after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities or property, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company.

    5.  NOTICE OF RECORD DATE, ETC.  In the event of:

        (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

        (b) any capital reorganization of the Company or any reclassification or recapitalization of the capital stock of the Company after the date hereof, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person,

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

        (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then, and in each such event, the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, of any is to be fixed, as of which the holders of record of Class A Common Stock or other securities shall be entitled to exchange their shares of Class A Common Stock or other securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, or
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

    6. RESERVATION OF SHARES, ETC. The Company will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon exercise of this Warrant in full. The Company covenants that all shares of Class A Common Stock that shall be issuable upon exercise of this warrant shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

    7. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    8. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    9. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

    10. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., Delaware time, [ISSUE DATE + 10 YEARS].

Dated: [ISSUE DATE]

(Corporate Seal)                                                BITSTREAM INC.

                                             By:
                                                        ------------------------------------------
                                             Name:
                                             Title:

                                                                    [ISSUE DATE]
                                                                         ANNEX A

                                 BITSTREAM INC.
                     CLASS A COMMON STOCK PURCHASE WARRANT
                        TO ((FIRST NAME)) ((LAST NAME))

                              FORM OF SUBSCRIPTION
                  TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

TO BITSTREAM INC.

    The undersigned holder of the within Warrant hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase
thereunder,       shares of the Class A Common Stock of Bitstream Inc., and
herewith makes payment of $            therefor, and requests that the
certificates for such shares be issued in the name of, and delivered to
            whose address is             .

                                               ---------------------------------------------
                                               (Signature must conform in all respects to
                                               name of holder as specified on the face of
                                               the Warrant or Assignment of Warrant)

Dated: -------------------------------------   --------------------------------------------
                                               (Address)

Signed in the presence of:

--------------------------------------------

                                                                    [ISSUE DATE]
                                                                         ANNEX B

                                 BITSTREAM INC.
                     CLASS A COMMON STOCK PURCHASE WARRANT
                        TO ((FIRST NAME)) ((LAST NAME))

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

    For value received, the undersigned hereby sells, assigns, and transfers
unto             the right represented by the within Warrant to purchase
            shares of Class A Common Stock of Bitstream Inc. to which the within
Warrant relates, and appoints             Attorney to transfer such right on the
books of Bitstream Inc. with full power of substitution in the premises.


                                               --------------------------------------------
                                               (Signature must conform in all respects to
                                               name of holder as specified on the face of
                                               the Warrant or Assignment of Warrant)

Dated: -------------------------------------   --------------------------------------------
                                               (Address)

Signed in the presence of:

--------------------------------------------

                                                                      EXHIBIT 8C

                                 BITSTREAM INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             UNDER 1996 STOCK PLAN

    Bitstream Inc., a Delaware business corporation (the "Company"), hereby
grants this   DAY OF 199 (the "Option Date") to ((FIRST NAME)) ((LAST NAME))
("Optionee"), an option to purchase a maximum of ((NO. SHS)) shares (the "Option Shares") of Class A Common Stock, $.01 par value (the "Common Stock"), at the
price of $      per share, on the following terms and conditions:

        1. GRANT UNDER 2000 STOCK PLAN. This Option is granted pursuant to and is governed by Company's 2000 Stock Plan approved by Company's directors on March 10, 2000 (the "Plan"). Unless the context requires otherwise, terms used herein shall have the same meaning as in the Plan.

        2. GRANT AS NON-QUALIFIED OPTION, OTHER OPTIONS. This Option is intended to be a Non-Qualified Option (rather than an incentive stock option), and the Board intends to take appropriate action, if necessary, to achieve this result. This Option is in addition to any other options heretofore or hereafter granted to Optionee by Company, but a duplicate original of this instrument shall not affect the grant of another option.

        3. EXTENT OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If Optionee has continued to serve Company or any Related Corporation in the capacity of an employee, officer, director, agent, advisor, or consultant, including services as a member of the Board of Advisors of Company or any Related Corporation (such service is described herein as maintaining or being involved in a "Business Relationship" with Company or any Related Corporation), on the following dates, Optionee may exercise this Option for the number of Option Shares set opposite the applicable date:

One year or more, but less than two years
from [ISSUE DATE]............................  % of the total Option Shares

Two years or more, but less than three years
from [ISSUE DATE]............................  an additional    % of the total Option Shares

Three years or more, but less than four years
from [ISSUE DATE]............................  an additional    % of the total Option Shares

Four years or more, but less than five years
from [ISSUE DATE]............................  an additional    % of the total Option Shares

Five years or more, but less than six years
from [ISSUE DATE]............................  an additional    % of the total Option Shares

    The foregoing rights shall cumulate while Optionee continues to maintain a Business Relationship with Company or any Related Corporation, and may be exercised up to and including the date that falls ten (10) years from the date this Option is granted. All of the foregoing rights fall subject to Sections 4 and 5, as appropriate, if Optionee ceases to maintain a Business Relationship with Company or a Related Corporation, dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with Company or a Related Corporation.

        4. TERMINATION OF BUSINESS RELATIONSHIP. If Optionee ceases to maintain a Business Relationship with Company or any Related Corporation, other than by reason of death or disability as defined in Section 5, no further installments of this Option shall vest or become exercisable from and after the date Optionee no longer maintains a Business Relationship with the Company or any Related Corporation and this option may only be exercised, to the extent of the number of Option Shares with respect to which Optionee could have exercised it on the date the Business Relationship ceased, at any time within [Insert Time Period] after the date Optionee ceased to maintain a Business Relationship with the Company or any Related Corporation, but in no event later than the scheduled expiration date. At the expiration of such [Insert Time Period] or the scheduled expiration date, whichever occurs earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

        5. DEATH; DISABILITY. If Optionee is a natural person who dies while involved in a Business Relationship with Company or any Related Corporation, no further installments of this Option shall vest or become exercisable from and after the date of death and this Option may only be exercised, to the extent of the number of Option Shares with respect to which Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this Option has been assigned pursuant to Section 10, at any time within [Insert Time Period] after the date of death, but not later than the scheduled expiration date. If Optionee is a natural person whose Business Relationship with Company and all Related Corporations is terminated by reason of his disability (as defined in the Plan), no further installments of this Option shall vest or become exercisable from and after the date such Business Relationship is terminated due to such disability and this Option may only be exercised, to the extent of the number of option Shares with respect to which Optionee could have exercised it on the date the Business Relationship of the Optionee with the Company and all Related Corporations was terminated, at any time within [Insert Time Period] after the date of such termination but not later than the scheduled expiration date. At the expiration of such [Insert Time Period] or the scheduled expiration date, whichever occurs earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

        6. PARTIAL EXERCISE. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is for the final installment of stock subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit Optionee to exercise such final installment completely. Any fractional share for which an installment of this Option cannot be exercised because of the preceding sentence shall remain subject to this Option and available for later purchase by Optionee in accordance with the terms hereof.

        7. PAYMENT OF PRICE. The option price shall be payable in United States dollars and may be paid:

           (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; or

           (b) in the discretion of the Board, in cash, by check, by delivery of shares of Company's Common Stock having a fair market value (as determined by the Board) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price.

        8. AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this Option Optionee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution as that term is used in the 1933 Act unless in the opinion of counsel to Company such distribution complies with or stands exempt from the registration and prospectus requirements of the 1933 Act and applicable state securities laws, and Optionee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the 1933 Act and applicable state securities laws.

In the event that for any reason the Option Shares to be issued upon exercise of the Option shall not be effectively registered under the 1933 Act, upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form reasonably required by the Company and the Company shall place an "investment legend," so-called, upon any certificate for the Shares issued by reason of such exercise.

        9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to Company, at the principal executive office of Company, or to such transfer agent as Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and Company shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising this Option, shall be registered in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

        10. OPTION NOT TRANSFERABLE. This Option shall not be transferred or assigned except by will or by the laws of descent and distribution. During Optionee's lifetime only Optionee can exercise this Option.

        11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on Optionee to exercise it.

        12. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan nor this Option shall obligate Company or any Related Corporation in any manner to continue to maintain a Business Relationship with Optionee.

        13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. Optionee shall enjoy no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to Optionee and it is fully paid for by Optionee. Except as expressly provided in the Plan for changes in the capitalization of Company, no adjustment shall be made for dividends or similar rights for which the record date precedes the date upon which such stock certificate is issued.

        14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. This Option is intended to encourage Optionee to work for the best interests of Company and its stockholders. To protect Optionee's interest in this Option, the provisions of the Plan that preserve options at full value in a number of contingencies are hereby made applicable hereunder and are incorporated herein by reference. Thus, this Option and the Option price shall be equitably adjusted in the event of any stock dividend, stock split, recapitalization or other change in the capital structure of Company. In the event of any stock dividend, stock split, recapitalization or other change in the capital structure of Company, this Option and the Option price shall be equitably adjusted and, in lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal to or in excess of .51). In particular, without affecting the generality of the foregoing, Optionee understands that for the purposes of Sections 3 through 5 hereof, inclusive, maintaining or being involved in a Business Relationship with Company includes maintaining or being involved in a Business Relationship with a Related Corporation.

        15. WITHHOLDING TAXES. Optionee hereby agrees that Company may withhold from Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to Optionee's exercise of any installment of this Option. At Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in Common Stock from the Common Stock otherwise deliverable to Optionee on exercise of this Option; provided however, no such withholding may be made by an optionee who is an "officer" or "director" within the meaning of the Exchange Act, except pursuant to a standing election to so withhold Common Stock purchased upon exercise of an Option, such election to be made in the form set forth in Exhibit 1 hereto and to be made not less than six months prior to the date of such exercise. Such election may be revoked by the optionee only upon six months prior written notice to the Company. Optionee further agrees that, if Company does not withhold an amount from Optionee's wages or other remuneration sufficient to satisfy Company's withholding obligation, Optionee will reimburse Company on demand, in cash, for the amount underwithheld.

        16. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment or engagement of Optionee is terminated for "Misconduct", this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board, involving one or more of the following:
    (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to Company or any Related Corporation; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of Company which results in loss, damage or injury to Company or any Related Corporation; or (iii) the unauthorized disclosure of any trade secret or confidential information of Company or any Related Corporation; or (iv) the commission of an act which constitutes unfair competition with Company or any

    Related Corporation or which induces any customer of Company or any Related Corporation to break a contract with Company or any Related Corporation; or
    (v) the substantial and continuing failure of Optionee to render services to Company or any Related Corporation in accordance with his assigned duties.

        17. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

    IN WITNESS WHEREOF Company and Optionee have caused this instrument to be executed, and Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.


Signature of Optionee:                         BITSTREAM INC.

                                               By: ----------------------------------------
--------------------------------------------      Name:
((first name)) ((last name))                      Title:

                                   EXHIBIT 1

                           TO STOCK OPTION AGREEMENT

Gentlemen:

    The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six months prior written notice to the Company.

                                          Optionee

                                          --------------------------------------
                                          Signature

                                          Name:
--------------------------------------------------------------------------------
                                          (Printed)

                                   DETACH HERE

                                      PROXY

                                 BITSTREAM INC.

                215 First Street, Cambridge, Massachusetts 02142

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE __, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Charles Ying and Anna Chagnon, or either of them, proxies of the undersigned with full power of substitution, to vote all the shares of Class A Common Stock, $0.01 par value ("Class A Common Stock") of Bitstream Inc. (the "Company") held of record by the undersigned on May 1, 2000, at the Company's Annual Meeting of Stockholders to be held June __, 2000 and at any adjournment thereof.

                                   -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
    SIDE                                                                SIDE

                                   -----------

                                   DETACH HERE

    Please mark
[X] votes as in

    this example.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEMS (1) AND (2), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

  1.   Election of Directors

       Nominees: George B. Beitzel, Amos Kaminski,
          David G. Lubrano and Charles Ying

                  FOR               WITHHELD
                   [ ]                 [ ]

                                       MARK HERE
                                       FOR ADDRESS [ ]
                                       CHANGE AND
                                       NOTE BELOW

                   [ ] ---------------------------------------------
                       For all nominees except as noted above
                                                       FOR    AGAINST    ABSTAIN

2.     To approve and ratify the                        [ ]     [ ]          [ ]
       adoption of the Company's
       2000 Stock Plan.

                                                       FOR    AGAINST    ABSTAIN
3.     In their discretion, the proxies are             [ ]     [ ]          [ ]
       authorized to vote upon such matters as
       may properly come before the meeting or
       any postponement or adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue hereof.

Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.

Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature: __________  Date: ________   Signature: __________  Date: _________